                          NOTE MODIFICATION AGREEMENT

         THIS NOTE MODIFICATION AGREEMENT (this "Agreement") made as of the 5th day of January, 1999, between ACADEMY STORE, L.P., a Delaware limited partnership, having its principal place of business at c/o Bryant Development Corp., 2900 Westchester Avenue, Purchase, New York 10577 ("Borrower") and THE CHASE MANHATTAN BANK, a New York banking corporation, having an address at 380 Madison Avenue, 10th Floor, New York, New York 10017 ("Lender").

                             W I T N E S S E T H:

         WHEREAS Lender is the owner and holder of the that certain Mortgage and Security Agreement dated as of February 12, 1998 made by Borrower to Lender (the "Security Instrument") and that certain Promissory Note in the original principal amount of $11,080,000.00 dated as of February 12, 1998 made by Borrower to Lender (the "Original Note"; the Original Note as modified pursuant to the provisions of this Agreement hereinafter set forth, being hereinafter referred to as the "Note");

         WHEREAS Borrower and Lender have agreed in the manner hereinafter set forth to modify the provisions of the Original Note;

         NOW, THEREFORE, in consideration of mutual covenants and agreements hereinafter set forth and in consideration of one dollar and other good and valuable consideration, Borrower hereby represents and warrants to and covenants and agree with Lender as follows:

         A. All capitalized words or phrases not otherwise defined herein shall have the meanings ascribed to them in the Note.

         B. Article 1, Subsection (b) of the Note is deleted in its entirety and the following substituted therefor:

         "(b) A payment of $75,835.52 on the tenth day of December, 1998 and on the tenth day of each calendar month thereafter up to and including the tenth day of February, 2013;

         each of the payments to be applied as follows:

               (i) first, to the payment of insurer computed at the Applicable Interest Rate;

               (ii)  the balance toward the reduction of the principal sum;

         and the balance of the principal sum and all interest thereon shall be due and payable on the tenth day of March, 2013 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed in a three hundred sixy (360) day year."

         C. Article 2 of the Note is deleted in its entirety and the following substituted therefor:

                             "ARTICLE 2: INTEREST

         The term "Applicable Interest Rate" as used in the Security Instrument (defined below) and this Note shall mean an interest rate equal to seven and two hundred seventy five thousandths percent (7.275%) per annum."

         D. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of the Note.

         E. Borrower represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, this Agreement, the Security Instrument or the Note and that Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Borrower's part to be observed or performed.

         F. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Note shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Agreement and those of the Note, the terms, covenants and provisions of this Agreement shall control.

         G. This Agreement may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendments, waiver, change or termination is sought.

         H. This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

         I. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

         J. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

         K. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

                        [NO FURTHER TEXT ON THIS PAGE]

         IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement as of the day and year first above written.


                                 ACADEMY STORE, L.P., a Delaware limited
                                 partnership


                                 By: Academy Land, Inc. a Delaware corporation,
                                     its general partner


                                         /s/ Andrew B. Hascoe
                                     By: --------------------------------------
                                         Andrew B. Hascoe
                                         President



                                 THE CHASE MANHATTAN BANK, a New York
                                 banking corporation


                                      /s/ Dean E. Ravosa
                                 By : -----------------------------------------
                                      Dean E. Ravosa
                                      Vice President

STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )




         On this, the 5th day of January 1999, before me, the subscriber, a Notary Public in and for the State and county aforesaid, personally appeared Andrew B. Hascoe, who acknowledged himself to be President of Academy Land, Inc., a Delaware corporation, the sole general partner of Academy Store, L.P., a Delaware limited partnership, who I am satisfied is the person who signed the within instrument and who acknowledged that he executed same as such President of the general partner on behalf of the limited partnership, being authorized to do so, and that the within instrument is the voluntary act and deed of such limited partnership.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.





                                             /s/ Sheila M. Dupell
                                             ----------------------------------
                                                        Notary Public

                                                     SHEILA M. DUPELL
                                             Notary Public, State of New York
                                                       No. 4998045
My commission expires:  6/22/00              Qualified in Westchester County
                       ---------             Commission Expires June 22, 2000

STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK  )




         On this, the 6th day of January 1999, before me, the subscriber, a Notary Public in and for the State and county aforesaid, personally appeared Dean C. Ravosa who acknowledged himself to be the Vice President of The Chase Manhattan Bank, a New York banking corporation, and that he in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as Vice President with the intent that the same may be recorded as such.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal the day and year aforesaid.





                                             /s/ Janet Hernandez
                                             ----------------------------------
                                                        Notary Public

                                                     JANET HERNANDEZ
                                             Notary Public, State of New York
                                                       No. 03-4915802
My commission expires:                          Qualified in Bronx County
                       ---------          Commission Expires February 28, 2000

                         Academy Amortization Schedule



Date         Beg P Bal            Interest        Principal      Ending P Bal    Days/Mo          Strategy Balance
02/12/1998      11,080,000.00          0.00                     11,080,000.00       0
03/10/1998      11,080,000.00     57,015.83                     11,080,000.00      26       57,015.83
04/10/1998      11,080,000.00     67,980.42       6,667.59      11,073,332.41      31       74,648.01     11,073,332.41       0.00
05/10/1998      11,073,332.41     65,747.91       8,900.10      11,064,432.31      30       74,648.01     11,064,432.31       0.00
06/10/1998      11,064,432.31     67,884.90       6,763.11      11,057,669.20      31       74,648.01     11,057,669.20       0.00
07/10/1998      11,057 669.20     65,654.91       8,993.10      11,048,676.10      30       74,648.01     11,048,676.10       0.00
08/10/1998      11,048,676.10     67,788.23       6,859.78      11,041,816.32      31       74,648.01     11,041,816.32       0.00
09/10/1998      11,041,816.32     67,746.14       6,901.87      11,034,914.46      31       74,648.01     11,034,914.45       0.01
10/10/1998      11,034,914.46     65,519.80       9,128.21      11,025,786.25      30       74,648.01     11,025,786.25       0.00
11/10/1998      11,025,786.25     67,647.79       7,000.22      11,018,786.03      31       74,648.01     11,018,786.03       0.00
12/10/1998      11,018,786.03                     9,034.13      11,009,751.90      30       75,835.52     11,009,562.06**   189.84
01/10/1999      11,009,751.90     68,971.51       6,864.01      11,002,887.89      31       75,835.52     11,002,887.89       0.00
02/10/1999      11,002,887.89     68,928.51       6,907.01      10,995,980.88      31       75,835.52     10,995,842.21     138.67
03/10/1999      10,995,980.88     62,218.93      13,616.59      10,982,364.29      28       75,835.52     10,982,224.83     139.46
04/10/1999      10,982,364.29     68,799.94       7,035.58      10,975,328.70      31       75,835.52     10,975,188.37     140.33
06/10/1999      10,966,031.11     68,697.62       7,137.90      10,958,893.21      31       75,835.52
07/10/1999      10,958,893.21     66,438.29       9,397.23      10,949,495.98      30       75,835.52

                                                                                                                           -141.18



** Began new rate 10/12/00 accrual instead of pmt. 141.18 noncash DR/CR made on 5/12/99 to correct amortization.